UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	April 28, 2023
(Date of earliest event reported)

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street	Honolulu	Hawaii	96813
(Address of principal executive offices)	(City)	(State)	(Zip Code)

(888) 643-3888

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BOH	New York Stock Exchange

Depository Shares, Each Representing 1/40th Interest in a Share of 4.375% Fixed Rate Non-Cumulative Preferred Stock, Series A	BOH.PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2023, Bank of Hawaii Corporation (the “Company”) held its annual shareholders meeting. At the meeting, the following matters were submitted to a vote of the shareholders:

1. Election of Directors:

Nominee	Votes Cast For	Votes Against	Abstentions	Uncast	Non-Votes
S. Haunani Apoliona	28,276,415	1,191,424	496,099	-	4,868,230
Mark A. Burak	28,219,084	1,230,484	514,370	-	4,868,230
John C. Erickson	28,641,535	808,133	514,270	-	4,868,230
Joshua D. Feldman	28,542,725	919,158	502,055	-	4,868,230
Peter S. Ho	28,606,035	886,152	471,751	-	4,868,230
Michelle E. Hulst	28,586,990	862,654	514,294	-	4,868,230
Kent T. Lucien	29,036,709	437,291	489,938	-	4,868,230
Elliot K. Mills	28,562,567	889,516	511,855	-	4,868,230
Alicia E. Moy	28,631,364	839,721	492,853	-	4,868,230
Victor K. Nichols	28,640,487	808,650	514,801	-	4,868,230
Barbara J. Tanabe	28,270,996	1,192,113	500,829	-	4,868,230
Dana M. Tokioka	29,037,752	444,926	481,260	-	4,868,230
Raymond P. Vara, Jr.	28,342,377	1,130,341	491,220	-	4,868,230
Robert W. Wo	28,246,319	1,248,881	468,738	-	4,868,230

2. Advisory vote on the Company’s executive compensation:

Votes Cast For	Votes Against	Abstentions	Uncast	Non-Votes
22,274,671	7,092,691	596,576	-	4,868,230

3. Advisory vote on the frequency of future advisory votes on the Company’s executive compensation:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Uncast	Non-Votes
28,161,143	155,329	998,176	649,290	-	4,868,230

4. Ratification of the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes Cast For	Votes Against	Abstentions	Uncast	Non-Votes
33,996,986	322,566	512,616	-	-

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2023	Bank of Hawaii Corporation

	By:	/s/ Patrick M. McGuirk
Patrick M. McGuirk
Senior Executive Vice President and Corporate Secretary